SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 20, 2000
                                                 -----------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                      0-10957                 23-2215075
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(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)             Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA                   19512
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   (Address of principal executive office)                     (Zip Code)


Registrant's telephone number, including area code  (610) 367-6001
                                                   ---------------


                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.
---------------------

         Executive Incentive Plan - Amendment
         ------------------------------------

         On  December  20,  2000,  the  Board  of  Directors  of  National  Penn
Bancshares, Inc. ("National Penn") amended the National Penn Bancshares, Inc. Executive Incentive Plan to reflect certain executive management changes effective January 1, 2001, which changes have been previously reported. The amendment is effective January 1, 2001. A copy of the amended Executive Incentive Plan is filed herein as Exhibit 10.1.

         Employee Stock Purchase Plan - Amendment
         ----------------------------------------

         On December 20, 2000, the Board of Directors of National Penn amended the National Penn Bancshares, Inc. Employee Stock Purchase Plan to change the offering periods from every six months to every three months. A copy of the amended Employee Stock Purchase Plan is filed herein as Exhibit 10.2.

         Director Resignation
         --------------------

         Effective January 1, 2001, Kenneth A. Longacre resigned, for personal reasons, as a director of National Penn and of its subsidiaries, National Penn Bank, Investors Trust Company and Penn Securities, Inc., and as a member of National Penn Bank's Bucks County Regional Board.

         Community Independent Bank, Inc. - Closing
         ------------------------------------------

         As has been previously reported, on July 23, 2000, National Penn and Community Independent Bank, Inc. ("Community") entered into an Agreement (the "Agreement") providing, among other things, for the merger of Community with and into National Penn, with National Penn surviving the merger (the "Merger").

         On January 3, 2001, National Penn and Community completed the Merger. Prior to the Merger, National Penn was a two-bank holding company with total assets of $2.5 billion, owning both National Penn Bank and Panasia Bank, N.A. As a result of the Merger, National Penn became a three-bank holding company, also owning Bernville Bank, N.A., a national bank with assets of $100 million and four banking offices located in Berks County, Pennsylvania.

         Immediately prior to the Merger, there were 701,324 shares of Community common stock issued and outstanding. When the Merger became effective, each outstanding share of Community common stock was automatically converted into the right to receive .945 share of National Penn common stock. A total of 662,751 shares of National Penn common stock were issued in the Merger. As a result, a total of 19,378,366 shares of National Penn common stock were issued and outstanding immediately after completion of

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

the Merger. On the effective date of the Merger, the last reported sale price of National Penn common stock, as reported on the National Market tier of The Nasdaq Stock Market, was $20.50 per share. The Merger was treated as a "pooling of interests" for financial accounting purposes.

         Immediately prior to the Merger, there were stock options outstanding and exercisable for 20,300 shares of Community common stock. When the Merger became effective, each such option was automatically converted into a substitute stock option for National Penn common stock, with the number of shares and the per share exercise price adjusted to reflect the exchange ratio of .945 to 1, and otherwise on the same terms and conditions as the converted Community option. As a result, stock options exercisable for 19,184 shares of National Penn common stock were issued.

         On January 4, 2001, National Penn completed the merger of Bernville Bank, N.A. with and into National Penn Bank (the "Bank Merger"), as contemplated by the Agreement and as provided in the Bank Plan of Merger dated July 23, 2000 attached to the Agreement. When the Bank Merger became effective, the assets, branches and operations of Bernville Bank, N.A. were combined with those of National Penn Bank located in Berks County to form the National Penn Bank "Berks County Division".

         The articles of incorporation and bylaws of National Penn remain the same as those in effect immediately prior to the Merger. The articles of association and bylaws of National Penn Bank remain the same as those in effect immediately prior to the Bank Merger.

         The Boards of Directors and executive officers of National Penn and National Penn Bank remain the same as those in office immediately prior to the Merger, except that, as provided in the Agreement:

         * Frederick P. Krott, a Community director, became an additional director of National Penn; and

         * Frederick P. Krott and Stratton D. Yatron, another Community director, became additional directors of National Penn Bank.

         As provided in the Agreement, on January 4, 2001, National Penn Bank established the "Berks County Division Board of Directors", consisting of all former Community directors and various National Penn and National Penn Bank executive officers and other persons selected by National Penn.

         The foregoing summary of the Merger and the Bank Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement (including the Bank Plan of Merger), which is incorporated by reference herein as Exhibit 2.1. A copy

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

of National Penn's and Community's joint press release dated January 3, 2001, is filed herein as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c)  Exhibits.
     --------

     2.1 Agreement dated July 23, 2000, between National Penn Bancshares, Inc. and Community Independent Bank, Inc. (Schedules are omitted pursuant to Regulation S-K, Item 601(b)(2); National Penn agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request.) (Incorporated by reference to
               Exhibit 2.2 to National Penn's report on Form 8-K dated July 11, 2000.)

     10.1 National Penn Bancshares, Inc. Executive Incentive Plan, as amended.

     10.2 National Penn Bancshares, Inc. Employee Stock Purchase Plan, as amended.

     99.1 Press Release of National Penn Bancshares, Inc. and Community Independent Bank, Inc.

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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL PENN BANCSHARES, INC.


                                             By  /s/ Wayne R. Weidner
                                                 -------------------------------
                                                 Name: Wayne R. Weidner
                                                 Title: President and Chief
                                                        Executive Officer


Dated:  January 4, 2001

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


                                  EXHIBIT INDEX


Exhibit Number                            Description
--------------                            -----------

     2.1 Agreement dated July 23, 2000, between National Penn Bancshares, Inc. and Community Independent Bank, Inc. (Schedules are omitted pursuant to Regulation S-K, Item 601(b)(2); National Penn agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request.) (Incorporated by reference to
               Exhibit 2.2 to National Penn's report on Form 8-K dated July 11, 2000.)

     10.1 National Penn Bancshares, Inc. Executive Incentive Plan, as amended.

     10.2 National Penn Bancshares, Inc. Employee Stock Purchase Plan, as amended.

     99.1 Press Release of National Penn Bancshares, Inc. and Community Independent Bank, Inc.


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